UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

NORTEL NETWORKS CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Nortel Networks Corporation
Annual and Special Meeting of Shareholders
June 29, 2006 at 10:00 a.m.
Toronto Congress Center, Hall C
650 Dixon Road
Toronto, Ontario
Holder Account Number: C1234567891
Proxy Access Number: 12345
Dear Shareholder:
Re: [name]
We are pleased to deliver your proxy circular and annual report via email and provide you with the opportunity to vote online. The proxy circular and annual report are now available, and you can now vote your shares for the 2006 Annual and Special Meeting of Shareholders. Proxies submitted by the Internet must be received by 10:00 a.m. Eastern Daylight Time, on June 28, 2006.
To view the proxy circular and annual report, visit: www.nortel.com/proxyregistered.
To cast your vote, please visit www.computershare.com/nortelproxy and follow the on-screen instructions. You will need the login validation details provided above to access the voting site.
PLEASE NOTE: You are receiving this email because you have previously consented to receive electronic notification of company materials.
If you have any questions regarding your account, please call 1-800-834-9814 and we will be pleased to help. Alternatively, you may also submit your questions directly through our secure, online contact form at: www.computershare.com/service.
Thank you for using our online voting service.
This email and any files transmitted with it are solely intended for the use of the addressee(s) and may contain information that is confidential and privileged. If you receive this email in error, please advise us by return email immediately. Please also disregard the contents of the email, delete it and destroy any copies immediately. Computershare Limited and its subsidiaries do not accept liability for the consequences of any computer viruses that may be transmitted with this email.

Subject Line: Nortel Networks Corporation — Voting Instructions
Notice of Electronic Distribution of Proxy-related Materials and Electronic voting for the 2006 Annual and Special Meeting of Shareholders (the “Meeting”)
Dear [Holder Name]:
You are receiving this e-mail because you are a participant in either the Nortel Networks Limited Investment Plan for Employees — Canada or Nortel Networks Savings Plan for Employees — Canada. You are entitled to receive the Nortel Networks Corporation proxy circular and proxy statement (which includes the notice of meeting) for the Meeting and the 2005 annual report to shareholders (the “Materials”). You are also entitled to vote the common shares of Nortel Networks Corporation attributable to your account in connection with the Meeting scheduled to take place in Toronto, Ontario, Canada on June 29, 2006.
Computershare Trust Company of Canada will receive and tabulate your confidential vote. Your vote must be received by Computershare Trust Company of Canada no later than 5:00 p.m., Toronto time June 21, 2006.
Your voting access number for your common shares attributable to your account in the above-noted plan is: [voting access number].
To access Nortel Networks Corporation’s Materials, please go to http://www.nortel.com/proxymaterials.
To vote the common shares attributable to you in your account, please go to http://www.computershare.com/nortel2 and follow the voting instructions provided.
If you have any questions regarding the voting process, please contact Computershare Trust Company of Canada, the Company’s Registrar and Transfer Agent, in North America, by e-mail at nortel@computershare.com.

Subject Line: Nortel Networks Corporation — Voting Instructions
Notice of Electronic Distribution of Proxy-related Materials and Electronic voting for the 2006 Annual and Special Meeting of Shareholders (the “Meeting”)
Dear [Holder Name]:
You are receiving this e-mail because you are a participant in the Nortel Networks Long-Term Investment Plan for Employees — U.S. You are entitled to receive the Nortel Networks Corporation proxy circular and proxy statement (which includes the notice of meeting) for the Meeting and the 2005 annual report to shareholders (the “Materials”). You are also entitled to vote the common shares of Nortel Networks Corporation attributable to your account in connection with the Meeting scheduled to take place in Toronto, Ontario, Canada on June 29, 2006.
Computershare Trust Company of Canada will receive and tabulate your confidential vote. Your vote must be received by Computershare Trust Company of Canada no later than 5:00 p.m., Toronto time June 21, 2006.
Your voting access number for your common shares attributable to your account in the above-noted plan is: [voting access number].
To access Nortel Networks Corporation’s Materials, please go to http://www.nortel.com/proxymaterials.
To vote the common shares attributable to you in your account, please go to http://www.computershare.com/nortel4 and follow the voting instructions provided.
If you have any questions regarding the voting process, please contact Computershare Trust Company of Canada, the Company’s Registrar and Transfer Agent, in North America, by e-mail at nortel@computershare.com.

Subject Line: Nortel Networks Corporation — Voting Instructions
Notice of Electronic Distribution of Proxy-related Materials and Electronic voting for the 2006 Annual and Special Meeting of Shareholders (the “Meeting”)
Dear [Holder Name]:
You are receiving this e-mail because you are a participant in any of the following plans: Nortel Networks Stock Purchase Plan, Nortel Global Stock Purchase Plan, Nortel U.S. Stock Purchase Plan or Nortel Networks Stock Purchase Plan for Members of the Nortel Networks Savings and Retirement Program. You are entitled to receive the Nortel Networks Corporation proxy circular and proxy statement (which includes the notice of meeting) for the Meeting and the 2005 annual report to shareholders (the “Materials”). You are also entitled to vote the common shares of Nortel Networks Corporation attributable to your account in connection with the Meeting scheduled to take place in Toronto, Ontario, Canada on June 29, 2006.
Computershare Trust Company of Canada will receive and tabulate your confidential vote. Your vote must be received by Computershare Trust Company of Canada no later than 5:00 p.m., Toronto time June 21, 2006.
Your voting access number for your common shares attributable to your account in the above-noted plan is: [voting access number].
To access Nortel Networks Corporation’s Materials, please go to http://www.nortel.com/proxymaterials.
To vote the common shares attributable to you in your account, please go to http://www.computershare.com/nortel3 and follow the voting instructions provided.
If you have any questions regarding the voting process, please contact Computershare Trust Company of Canada, the Company’s Registrar and Transfer Agent, in North America, by e-mail at nortel@computershare.com.

Subject Line: Nortel Networks Corporation — Voting Instructions
Notice of Electronic Distribution of Proxy-related Materials and Electronic voting for the 2006 Annual and Special Meeting of Shareholders (the “Meeting”)
Dear [Holder Name]:
You are receiving this e-mail because you are a participant in either the Nortel Networks (Ireland) Share Participation Scheme or Nortel Networks Shannon Share Participation Scheme. You are entitled to receive the Nortel Networks Corporation proxy circular and proxy statement (which includes the notice of meeting) for the Meeting and the 2005 annual report to shareholders (the “Materials”). You are also entitled to vote the common shares of Nortel Networks Corporation attributable to your account in connection with the Meeting scheduled to take place in Toronto, Ontario, Canada on June 29, 2006.
Computershare Trust Company of Canada will receive and tabulate your confidential vote. Your vote must be received by Computershare Trust Company of Canada no later than 5:00 p.m., Toronto time June 21, 2006.
Your voting access number for your common shares attributable to your account in the above-noted plan is: [voting access number].
To access Nortel Networks Corporation’s Materials, please go to http://www.nortel.com/proxymaterials.
To vote the common shares attributable to you in your account, please go to http://www.computershare.com/nortel5 and follow the voting instructions provided.
If you have any questions regarding the voting process, please contact Computershare Trust Company of Canada, the Company’s Registrar and Transfer Agent, in North America, by e-mail at nortel@computershare.com.

Notice of Electronic Distribution of Proxy-related Materials for the 2006 Annual and Special Meeting of Shareholders (the “Meeting”)
As an option holder with outstanding options issued under the Nortel Networks Corporation 1986 Stock Option Plan, as Amended and Restated and/or the Nortel Networks Corporation 2000 Stock Option Plan, the Company is providing you with the proxy circular and proxy statement (which includes the notice of meeting) for the Meeting and the 2005 annual report to shareholders (the “Materials”). Please note that as a stock option holder, you are not entitled to vote your options in respect of the Meeting.
To access the Materials, please go to www.nortel.com/proxymaterials. Please note that you will be able to download and print the Materials if you wish to retain a hard copy.
While we believe that many employees prefer electronic access, you may receive paper copies of these reports by e-mailing nortel@computershare.com. Please ensure that you provide your full name and home mailing address.

Computershare Trust Company of Canada
9th Floor, 100 University Avenue
Toronto Ontario M5J 2Y1
Telephone 1-800-834-9814
514-982-7555
Facsimile 416-263-9524
1-866-249-7775
Nortel@computershare.com

Security Class

Holder Account Number

Please print in ink inside the area as shown in this example.	à	☒

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Voting Instruction Form — Nortel Networks Corporation

Nortel Networks Limited Investment Plan for Employees — Canada
Nortel Networks Savings Plan for Employees — Canada
If a voting instruction form signed and received in due time does not have voting instructions indicated, Sun Life will have no authority to vote the common shares credited to your account. Sun Life will also not have the authority to vote the common shares credited to your account with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may be properly brought before the meeting.
To: Sun Life Assurance Company of Canada
I hereby acknowledge receipt of the notice of annual and special meeting of shareholders of Nortel Networks Corporation to be held on Thursday, June 29, 2006, the proxy circular and proxy statement for the meeting, and the annual report of the Company for the fiscal year ended December 31, 2005.
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As to any whole common shares of the Company credited to my account(s), related to vested contributions, held by you on May 10, 2006 on my behalf as a participant in the Nortel Networks Limited Investment Plan for Employees — Canada or the Nortel Networks Savings Plan for Employees — Canada, you are instructed to sign and forward a proxy as solicited by the Company for use at the annual and special meeting of shareholders or any postponements or adjournments of the meeting, and to vote for or against or withhold/abstain from voting, in accordance with my directions specified on the reverse, on the matters identified in the notice of meeting.
THANK YOU

Voting Instruction Form — Nortel Networks Corporation

Nortel Networks Limited Investment Plan for Employees — Canada
Nortel Networks Savings Plan for Employees — Canada
1. Election of Directors — The board of directors recommends that you vote FOR the following nominees proposed by management:

			Withhold /				Withhold /				Withhold /				Withhold /
		For	Abstain			For	Abstain			For	Abstain			For	Abstain

01.	Jalynn H. Bennett	☐	☐	04.	John A. MacNaughton	☐	☐	07.	Claude Mongeau	☐	☐	10.	Mike S. Zafirovski	☐	☐

02.	Dr. Manfred Bischoff	☐	☐	05.	The Hon. John P. Manley	☐	☐	08.	Harry J. Pearce	☐	☐					Fold

03.	The Hon. James B. Hunt, Jr.	☐	☐	06.	Richard D. McCormick	☐	☐	09.	John D. Watson	☐	☐

2. Appointment of Independent Auditors	For	Withhold / Abstain

The board of directors recommends that you vote FOR the appointment of Deloitte & Touche LLP as independent auditors.	☐	☐

3. Reconfirmation and Amendment of Shareholder Rights Plan	For	Against	Withhold / Abstain

The board of directors recommends that you vote FOR the resolution (the full text of which is reproduced as Schedule A to the Proxy Circular and Proxy Statement) to approve the reconfirmation and amendment of Nortel Networks Corporation’s shareholder rights plan.
	☐	☐	☐

4. Consolidation of Share Capital	For	Against	Withhold / Abstain

The board of directors recommends that you vote FOR the special resolution (the full text of which is reproduced as Schedule B to the Proxy Circular and Proxy Statement) approving an amendment to Nortel Networks Corporation’s restated articles of incorporation to consolidate its issued and outstanding common shares on the basis of a ratio within the range of one post-consolidation common share for every four pre-consolidation common shares to one post-consolidation common share for every ten pre-consolidation common shares, with the ratio to be selected and implemented by Nortel Networks Corporation’s board of directors in its sole discretion, if at all, at any time prior to April 11, 2007.
	☐	☐	☐

Shareholder Proposals — The board of directors recommends that you vote AGAINST each of the Shareholder Proposals set out in Schedule C to the Proxy Circular and Proxy Statement.	For	Against	Withhold / Abstain

5. Shareholder Proposal No. 1	☐	☐	☐	Fold

6. Shareholder Proposal No. 2	☐	☐	☐

Sun Life will follow voting instructions only if this voting instruction form is signed and received prior to 10:00 a.m. (Eastern Daylight Time) on Wednesday, June 21, 2006. If Sun Life does not receive your voting instruction form, it will not provide to the Company a proxy with respect to your common shares listed on this voting instruction form. If a voting instruction form signed and received in due time does not have voting instructions indicated, Sun Life will have no authority to vote the common shares credited to your account.
Authorized Signature(s) — Sign Here — This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any voting instruction form previously given with respect to the meeting.

Signature(s)

________________________________________________
Date — Day            Month            Year

Computershare Trust Company of Canada
9th Floor, 100 University Avenue
Toronto Ontario M5J 2Y1
Telephone 1-800-834-9814
514-982-7555
Facsimile 416-263-9524
1-866-249-7775
Nortel@computershare.com

Security Class

Holder Account Number

Please print in ink inside the area as shown in this example.	à	☒

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Voting Instruction Form — Nortel Networks Corporation

Nortel Networks Long-Term Investment Plan for Employees — U.S.
If you do not provide a voting instruction form to The Northern Trust Company by June 21, 2006, or if a voting instruction form signed and received in due time does not have voting instructions indicated, in accordance with the terms of the Nortel Networks Long-Term Investment Plan for Employees — U.S. you will be deemed to have given a proxy to the persons designated by the Company on the form of proxy for the annual and special meeting of shareholders, and your common shares listed on this voting instruction form will be voted for the election of management’s nominees for directors, for the appointment of Deloitte & Touche LLP as the Company’s independent auditors, for the resolution to approve the Reconfirmation and Amendment of Shareholder Rights Plan, for the resolution to approve the Consolidation of Share Capital on the basis of a ratio within the range of one post-consolidation common share for every four pre-consolidation common shares to one post-consolidation common share for every ten pre-consolidation common shares, with the ratio to be selected and implemented by Nortel Networks Corporation’s board of directors in its sole discretion, if at all, at any time prior to April 11, 2007, and against each of the two Shareholder Proposals, and to have granted to the proxyholder authority to vote in the discretion of the proxyholder with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may properly be brought before the meeting.
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To: The Northern Trust Company
I hereby acknowledge receipt of the notice of annual and special meeting of shareholders of Nortel Networks Corporation to be held on Thursday, June 29, 2006, the proxy circular and proxy statement for the meeting, and the annual report of the Company for the fiscal year ended December 31, 2005.
As to any whole common shares of the Company credited to my account(s), related to vested contributions, held by you on May 10, 2006 on my behalf as a participant in the Nortel Networks Long-Term Investment Plan for Employees U.S., you are instructed to sign and forward a proxy as solicited by the Company for use at the annual and special meeting of shareholders or any postponements or adjournments of the meeting, and to vote for or against or withhold/abstain from voting, in accordance with my directions specified on the reverse, on the matters identified in the notice of meeting.
     THANK YOU

Voting Instruction Form — Nortel Networks Corporation

Nortel Networks Long-Term Investment Plan for Employees — U.S.
1. Election of Directors — The board of directors recommends that you vote FOR the following nominees proposed by management:

			Withhold /				Withhold /				Withhold /				Withhold /
		For	Abstain			For	Abstain			For	Abstain			For	Abstain

01.	Jalynn H. Bennett	☐	☐	04.	John A. MacNaughton	☐	☐	07.	Claude Mongeau	☐	☐	10.	Mike S. Zafirovski	☐	☐

02.	Dr. Manfred Bischoff	☐	☐	05.	The Hon. John P. Manley	☐	☐	08.	Harry J. Pearce	☐	☐

03.	The Hon. James B. Hunt, Jr.	☐	☐	06.	Richard D. McCormick	☐	☐	09.	John D. Watson	☐	☐

2. Appointment of Independent Auditors	For	Withhold / Abstain

The board of directors recommends that you vote FOR the appointment of Deloitte & Touche LLP as independent auditors.	☐	☐		Fold

3. Reconfirmation and Amendment of Shareholder Rights Plan	For	Against	Withhold / Abstain

The board of directors recommends that you vote FOR the resolution (the full text of which is reproduced as Schedule A to the Proxy Circular and Proxy Statement) to approve the reconfirmation and amendment of Nortel Networks Corporation’s shareholder rights plan.
	☐	☐	☐

4. Consolidation of Share Capital	For	Against	Withhold / Abstain

The board of directors recommends that you vote FOR the special resolution (the full text of which is reproduced as Schedule B to the Proxy Circular and Proxy Statement) approving an amendment to Nortel Networks Corporation’s restated articles of incorporation to consolidate its issued and outstanding common shares on the basis of a ratio within the range of one post-consolidation common share for every four pre-consolidation common shares to one post-consolidation common share for every ten pre-consolidation common shares, with the ratio to be selected and implemented by Nortel Networks Corporation’s board of directors in its sole discretion, if at all, at any time prior to April 11, 2007.
	☐	☐	☐

Shareholder Proposals — The board of directors recommends that you vote AGAINST each of the Shareholder Proposals set out in Schedule C to the Proxy Circular and Proxy Statement.	For	Against	Withhold / Abstain

5. Shareholder Proposal No. 1	☐	☐	☐

6. Shareholder Proposal No. 2	☐	☐	☐
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The Northern Trust Company will follow voting instructions only if this voting instruction form is signed and received prior to 10:00 a.m. (Eastern Daylight Time) on Wednesday June 21, 2006. If you do not timely provide a voting instruction form to The Northern Trust Company, or if a voting instruction form signed and received in due time does not have voting instructions indicated, in accordance with the terms of the Nortel Networks Long-Term Investment Plan for Employees — U.S. you will be deemed to have given a proxy to the persons designated by the Company on the form of proxy for the annual and special meeting of shareholders, and your common shares listed on this voting instruction form will be voted for the election of management’s nominees for directors, for the appointment of Deloitte & Touche LLP as the Company’s independent auditors, for the resolution to approve Reconfirmation and Amendment of the Shareholder Rights Plan, for the resolution to approve the Consolidation of Share Capital on the basis of a ratio within the range of one post-consolidation common share for every four pre-consolidation common shares to one post-consolidation common share for every ten pre-consolidation common shares, with the ratio to be selected and implemented by Nortel Networks Corporation’s board of directors in its sole discretion, if at all, at any time prior to April 11, 2007, and against each of the two Shareholder Proposals, and to have granted to the proxyholder authority to vote in the discretion of the proxyholder with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may properly be brought before the meeting.
Authorized Signature(s) — Sign Here — This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any voting instruction form previously given with respect to the meeting.

Signature(s)

________________________________________________
Date — Day            Month            Year

Computershare Trust Company of Canada
9th Floor, 100 University Avenue
Toronto Ontario M5J 2Y1
Telephone 1-800-834-9814
514-982-7555
Facsimile 416-263-9524
1-866-249-7775
Nortel@computershare.com

Security Class

Holder Account Number

Please print in ink inside the area as shown in this example.	à	☒

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Voting Instruction Form — Nortel Networks Corporation

Nortel Networks Stock Purchase Plan
Nortel Global Stock Purchase Plan
Nortel U.S. Stock Purchase Plan
Nortel Networks Stock Purchase Plan for Members of the Nortel Networks Savings and Retirement Program
If a voting instruction form signed and received in due time does not have voting instructions indicated, Mourant ECS Trustees Limited will have no authority to vote the common shares credited to your account. Mourant ECS Trustees Limited will also not have the authority to vote the common shares credited to your account with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may be properly brought before the meeting.
To: Mourant ECS Trustees Limited
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I hereby acknowledge receipt of the notice of annual and special meeting of shareholders of Nortel Networks Corporation to be held on Thursday June 29, 2006, the proxy circular and proxy statement for the meeting, and the annual report of the Company for the fiscal year ended December 31, 2005.
As to any whole common shares of the Company credited to my account(s), related to contributions, held by you on May 10, 2006 on my behalf as a participant in any of the plans listed above, you are instructed to sign and forward a proxy as solicited by the Company for use at the annual and special meeting of shareholders or any postponements or adjournments of the meeting, and to vote for or against or withhold/abstain from voting, in accordance with my directions specified on the reverse, on the matters identified in the notice of meeting.
THANK YOU

Voting Instruction Form — Nortel Networks Corporation

Nortel Networks Stock Purchase Plan
Nortel Global Stock Purchase Plan
Nortel U.S. Stock Purchase Plan
Nortel Networks Stock Purchase Plan for Members of the Nortel Networks Savings and Retirement Program
1. Election of Directors — The board of directors recommends that you vote FOR the following nominees proposed by management:

			Withhold /				Withhold /				Withhold /				Withhold /
		For	Abstain			For	Abstain			For	Abstain			For	Abstain

01.	Jalynn H. Bennett	☐	☐	04.	John A. MacNaughton	☐	☐	07.	Claude Mongeau	☐	☐	10.	Mike S. Zafirovski	☐	☐

02.	Dr. Manfred Bischoff	☐	☐	05.	The Hon. John P. Manley	☐	☐	08.	Harry J. Pearce	☐	☐					Fold

03.	The Hon. James B. Hunt, Jr.	☐	☐	06.	Richard D. McCormick	☐	☐	09.	John D. Watson	☐	☐

2. Appointment of Independent Auditors	For	Withhold / Abstain

The board of directors recommends that you vote FOR the appointment of Deloitte & Touche LLP as independent auditors.	☐	☐

3. Reconfirmation and Amendment of Shareholder Rights Plan	For	Against	Withhold / Abstain

The board of directors recommends that you vote FOR the resolution (the full text of which is reproduced as Schedule A to the Proxy Circular and Proxy Statement) to approve the reconfirmation and amendment of Nortel Networks Corporation’s shareholder rights plan.
	☐	☐	☐

4. Consolidation of Share Capital	For	Against	Withhold / Abstain

The board of directors recommends that you vote FOR the special resolution (the full text of which is reproduced as Schedule B to the Proxy Circular and Proxy Statement) approving an amendment to Nortel Networks Corporation’s restated articles of incorporation to consolidate its issued and outstanding common shares on the basis of a ratio within the range of one post-consolidation common share for every four pre-consolidation common shares to one post-consolidation common share for every ten pre-consolidation common shares, with the ratio to be selected and implemented by Nortel Networks Corporation’s board of directors in its sole discretion, if at all, at any time prior to April 11, 2007.
	☐	☐	☐

Shareholder Proposals — The board of directors recommends that you vote AGAINST each of the Shareholder Proposals set out in Schedule C to the Proxy Circular and Proxy Statement.	For	Against	Withhold / Abstain

5. Shareholder Proposal No. 1	☐	☐	☐	Fold

6. Shareholder Proposal No. 2	☐	☐	☐

Mourant ECS Trustees Limited will follow voting instructions only if this voting instruction form is signed and received prior to 10:00 a.m. (Eastern Daylight Time) on Wednesday June 21, 2006. If Mourant ECS Trustees Limited does not receive your voting instruction form, it will not provide to the Company a proxy with respect to your common shares listed on this voting instruction form. If a voting instruction form signed and received in due time does not have voting instructions indicated, Mourant ECS Trustees Limited will have no authority to vote the common shares credited to your account.
Authorized Signature(s) — Sign Here — This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any voting instruction form previously given with respect to the meeting.

Signature(s)

________________________________________________
Date — Day            Month            Year

Computershare Trust Company of Canada
9th Floor, 100 University Avenue
Toronto Ontario M5J 2Y1
Telephone 1-800-834-9814
514-982-7555
Facsimile 416-263-9524
1-866-249-7775
Nortel@computershare.com

Security Class

Holder Account Number

Please print in ink inside the area as shown in this example.	à	☒

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Voting Instruction Form — Nortel Networks Corporation

Nortel Networks (Ireland) Share Participation Scheme
Nortel Networks Shannon Share Participation Scheme
If a voting instruction form signed and received in due time does not have voting instructions indicated, Mercer Limited will have no authority to vote the common shares credited to your account. Mercer Limited will also not have the authority to vote the common shares credited to your account with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may be properly brought before the meeting.
To: Mercer Limited
I hereby acknowledge receipt of the notice of annual and special meeting of shareholders of Nortel Networks Corporation to be held on Thursday June 29, 2006, the proxy circular and proxy statement for the meeting, and the annual report of the Company for the fiscal year ended December 31, 2005.
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As to any whole common shares of the Company credited to my account(s), related to vested contributions, held by you on May 10, 2006 on my behalf as a participant in the Nortel Networks Ireland Share Participation Scheme or the Nortel Networks Shannon Share Participation Scheme, you are instructed to sign and forward a proxy as solicited by the Company for use at the annual and special meeting of shareholders or any postponements or adjournments of the meeting, and to vote for or against or withhold/abstain from voting, in accordance with my directions specified on the reverse, on the matters identified in the notice of meeting.
     THANK YOU

Voting Instruction Form — Nortel Networks Corporation

Nortel Networks (Ireland) Share Participation Scheme
Nortel Networks Shannon Share Participation Scheme
1. Election of Directors — The board of directors recommends that you vote FOR the following nominees proposed by management:

			Withhold /				Withhold /				Withhold /				Withhold /
		For	Abstain			For	Abstain			For	Abstain			For	Abstain

01.	Jalynn H. Bennett	☐	☐	04.	John A. MacNaughton	☐	☐	07.	Claude Mongeau	☐	☐	10.	Mike S. Zafirovski	☐	☐

02.	Dr. Manfred Bischoff	☐	☐	05.	The Hon. John P. Manley	☐	☐	08.	Harry J. Pearce	☐	☐					Fold

03.	The Hon. James B. Hunt, Jr.	☐	☐	06.	Richard D. McCormick	☐	☐	09.	John D. Watson	☐	☐

2. Appointment of Independent Auditors	For	Withhold / Abstain

The board of directors recommends that you vote FOR the appointment of Deloitte & Touche LLP as independent auditors.	☐	☐

3. Reconfirmation and Amendment of Shareholder Rights Plan	For	Against	Withhold / Abstain

The board of directors recommends that you vote FOR the resolution (the full text of which is reproduced as Schedule A to the Proxy Circular and Proxy Statement) to approve the reconfirmation and amendment of Nortel Networks Corporation’s shareholder rights plan.
	☐	☐	☐

4. Consolidation of Share Capital	For	Against	Withhold / Abstain

The board of directors recommends that you vote FOR the special resolution (the full text of which is reproduced as Schedule B to the Proxy Circular and Proxy Statement) approving an amendment to Nortel Networks Corporation’s restated articles of incorporation to consolidate its issued and outstanding common shares on the basis of a ratio within the range of one post-consolidation common share for every four pre-consolidation common shares to one post-consolidation common share for every ten pre-consolidation common shares, with the ratio to be selected and implemented by Nortel Networks Corporation’s board of directors in its sole discretion, if at all, at any time prior to April 11, 2007.
	☐	☐	☐

Shareholder Proposals — The board of directors recommends that you vote AGAINST each of the Shareholder Proposals set out in Schedule C to the Proxy Circular and Proxy Statement.	For	Against	Withhold / Abstain

5. Shareholder Proposal No. 1	☐	☐	☐	Fold

6. Shareholder Proposal No. 2	☐	☐	☐

Mercer Limited will follow voting instructions only if this voting instruction form is signed and received prior to 10:00 a.m. (Eastern Daylight Time) on Wednesday, June 21, 2006. If Mercer Limited does not receive your voting instruction form, it will not provide to the Company a proxy with respect to your common shares listed on this voting instruction form. If a voting instruction form signed and received in due time does not have voting instructions indicated, Mercer Limited will have no authority to vote the common shares credited to your account.
Authorized Signature(s) — Sign Here — This section must be completed for your instructions to be executed.
I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any voting instruction form previously given with respect to the meeting.

Signature(s)

________________________________________________
Date — Day            Month            Year

May 10, 2006
Dear Stock Option Holder:
As a holder of stock options to purchase common shares of Nortel Networks Corporation, please find enclosed the following documents:
1.	the notice for the Company’s annual and meeting of shareholders to be held in Toronto, Ontario on June 29, 2006, together with the proxy circular and proxy statement for the meeting; and

2.	the Company’s 2005 Annual Report to Shareholders.
Please note that a form of proxy has not been enclosed as stock option holders are not entitled to vote at the meeting.
Yours truly,

/s/  Gordon A. Davies
Gordon A. Davies
Corporate Secretary
encls.

Dear Shareholder:	May 10, 2006
In order to make shareholder communications more convenient and timely, reduce paper consumption and reduce costs, Nortel Networks Corporation offers electronic delivery of documents to our shareholders.
Electronic access to our shareholder communications
Our shareholders may quickly and easily access the following important company documents electronically, as applicable:
•	Annual Report including financial statements;

•	Quarterly Reports including financial statements;

•	Notice of Shareholders Meetings;

•	Proxy Circular and Proxy Statement, and other proxy-related materials; and

•	Other shareholder documents from Nortel, as applicable.
We also continue to provide paper copies of documents for those shareholders who prefer documents in that format. If this is your preference, you do not need to do anything further.
How to enroll for electronic access of documents
If you choose the electronic option, you must have an electronic mail (e-mail) account and access to the Internet. To take advantage of electronic access, please go to www.computershare.com, click “Enroll for e-delivery” under the Shareholder Services menu. To register, you will need the Holder Account Number and Proxy Access Number (PAN) displayed on your form of proxy, along with your Postal Code (or Surname if you reside outside Canada). If you have more than one registered account with Nortel, you may receive additional forms of proxies with a separate Holder Account and PAN for each account. After registering for e-delivery, an e-mail confirmation will be sent by Computershare Trust Company of Canada, Nortel’s registrar and transfer agent.
Electronic Voting
Electing to access Nortel’s documents electronically via the Internet provides you with an opportunity to vote your shares through the Internet. An e-mail notification including links to access Nortel’s proxy-related materials when they become available, as well as a personal identification number to enable the voting of shares through the Internet will be forwarded.
An enrollment for electronic access will remain in effect until you cancel your enrollment. You can cancel your enrollment at any time by contacting Computershare Trust Company of Canada in writing at nortel@computershare.com or at 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1.
Yours truly,

Gordon A. Davies
Corporate Secretary

Dear Shareholder:	May 10, 2006
Nortel Networks Corporation is pleased to offer electronic delivery of documents to our shareholders. This initiative is intended to make shareholder communications more convenient and timely for you, provide benefits for our environment and reduce costs.
Electronic access to shareholder communications
This initiative provides our shareholders with the ability to electronically access the following important company documents, as applicable, quickly and easily:
•	Annual Report including financial statements;

•	Quarterly Reports including financial statements;

•	Notice of Shareholder Meetings; and

•	Proxy Circular and Proxy Statement and other proxy-related materials.
While we believe that many shareholders prefer electronic access, we understand that this approach may not be accessible or suitable for everyone. Accordingly, we continue to provide paper copies of Nortel’s documents for those shareholders who prefer documents in that format. If this is your preference, you do not need to do anything further.
How to enroll for electronic access of documents
If you prefer the electronic option, you must have an electronic mail (e-mail) account and access to the Internet. To take advantage of electronic access, please go to www.nortel.com/shareholders and follow the instructions for enrollment. Please use the 12 character Control Number displayed on the enclosed Voting Instruction Form. If you hold Nortel Networks Corporation common shares in multiple accounts, you will receive meeting packages and a corresponding Control Number for each account. You must register for each account. Each account will be coded for electronic access of documents and you will be notified when companies held in your accounts make documents available on-line. An e-mail confirmation of your election(s) for this option will be sent to your e-mail address.
Electronic Voting
By electing to access Nortel’s documents electronically via the Internet, you may also vote your shares through the Internet. You will receive an e-mail notification on how to access Nortel Networks Corporation’s proxy-related documents when they become available, as well as a Control Number to enable you to vote your shares through the www.nortel.com/shareholders Internet website. The control number is also displayed on the Voting Instruction Form if you received paper copies of documents.
Your enrollment for electronic access will remain in effect until you cancel it. You may cancel your enrollment at any time by accessing the www.nortel.com/shareholders website. Please record your Enrollment Number and PIN (personal identification number) in a secure place for future reference.
We hope that you will take advantage of this online service.

Dear Shareholder:	May 10, 2006
Nortel Networks Corporation is pleased to offer electronic delivery of documents to our shareholders. This initiative is intended to make shareholder communications more convenient and timely for you, provide benefits for our environment and reduce costs.
Electronic access to shareholder communications
This initiative provides our shareholders with the ability to electronically access the following important company documents, as applicable, quickly and easily:
•	Annual Report including financial statements;

•	Quarterly Reports including financial statements;

•	Notice of Shareholder Meetings; and

•	Proxy Circular and Proxy Statement and other proxy-related materials.
While we believe that many shareholders prefer electronic access, we understand that this approach may not be accessible or suitable for everyone. Accordingly, we continue to provide paper copies of Nortel’s documents for those shareholders who prefer documents in that format. If this is your preference, you do not need to do anything further.
Electronic Voting
As a beneficial shareholder of Nortel Networks Corporation, you already have the ability to vote your shares electronically through the Internet at www.nortel.com/shareholders. We encourage you to vote your shares electronically by following the instructions contained on the enclosed Vote Instruction Form from your bank or broker.
How to enroll for electronic access of documents
After voting at www.nortel.com/shareholders you will be given the opportunity to enroll for future electronic delivery of proxy related documents and other shareholder information as they become available. Enrollment is easy. Simply enter your e-mail address and select a Personal Identification Number (PIN) of your choice (choose something easy to remember). This will authorize us to notify you by e-mail when these mailings are available on the Internet, so you can view them online, eliminating the mailing of paper copies to your home. The e-mail notification will contain a unique Control Number which you will need to access these documents.
Your enrollment for electronic access will remain in effect until you cancel it. You may cancel your enrollment at any time by accessing the website www.nortel.com/shareholders. Please record your Enrollment Number and PIN (personal identification number) in a secure place for future reference.
We hope that you will take advantage of this online service.

☐	English/ Anglais	☐	French/ Français	☐

Interim Financial Statements- Mark this box if you would like to receive Interim Financial Statements by mail.
États financiers intermédiaries- Cochez celle case si vous désirez recevoir les états financiers intermédiaries par la poste.

Rather than receiving financial statements by mail, you may choose to access them at www.nortel.com/annualreport, or by registering online at www.computershare.com/mailinglist.
Computershare will use the information collected solely for the mailing of such financial statements. You may view our Privacy Code online or by requesting that we mail you a copy.
Plutôt que de recevoir les états financiers par la poste, vous pouvez choisir d’avoir accès à ces documents à www.nortel.com/annualreport, ou en vous inscrivant en ligne à www.computershare.com/listedistribution.
Computershare utilisera les renseignements recueillis uniquement aux fins de l’envoi de ces états financiers. Vous pouvez prendre connaissance de notre Code de confidentialité en ligne ou nous demander de vous en faire parvenir un exemplaire par la poste.

Name/Nom

Apt./App.	Street Number/Numéro Civique	Street Name/ Rue

City/Ville	Prov./State	Postal Code/ Code postal/ Zip Code

COMPUTERSHARE PO BOX 19004 STN BRM B TORONTO ON M7Y 3M4	COMPUTERSHARE CP 19004 SUCC BRM B TORONTO ON M7Y 3M4

☐	English/ Anglais	☐	French/ Français	☐

Interim Financial Statements- Mark this box if you would like to receive Interim Financial Statements by mail.
États financiers intermédiaries- Cochez celle case si vous désirez recevoir les états financiers intermédiaries par la poste.

Rather than receiving financial statements by mail, you may choose to access them at www.nortel.com/annualreport, or by registering online at www.computershare.com/mailinglist.
Computershare will use the information collected solely for the mailing of such financial statements. You may view our Privacy Code online or by requesting that we mail you a copy.
Plutôt que de recevoir les états financiers par la poste, vous pouvez choisir d’avoir accès à ces documents à www.nortel.com/annualreport, ou en vous inscrivant en ligne à www.computershare.com/listedistribution.
Computershare utilisera les renseignements recueillis uniquement aux fins de l’envoi de ces états financiers. Vous pouvez prendre connaissance de notre Code de confidentialité en ligne ou nous demander de vous en faire parvenir un exemplaire par la poste.

Name/Nom

Apt./App.	Street Number/Numéro Civique	Street Name/ Rue

City/Ville	Prov./State	Postal Code/ Code postal/ Zip Code